SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 3, 2004

ZILA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5227 North 7th Street Phoenix, Arizona		85014

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(602) 266-6700

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

99.1	Press release dated February 3, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 3, 2004, Zila, Inc. issued a press release, which is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZILA, INC., a Delaware corporation

		By:	/s/ Douglas D. Burkett, Ph.D.

Date:	February 3, 2004		Douglas D. Burkett, Ph.D.

President and Chief Executive Officer (Principal Executive Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated February 3, 2004, issued by Zila, Inc.